SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           July 16, 1999
                                                    ---------------------------



                                 HumaScan, Inc.
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-21015                22-3345046
-----------------------------    -------------------     ------------------
(State or Other Jurisdiction       (Commission File        (IRS Employer
of Incorporation)                  Number)                 Identification No.)



c/o Christopher J.M. Blaxland,
509 County Line Road, Radnor, Pennsylvania                       19087
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code           (610) 971-2346
                                                           ------------------


                    125 Moen Avenue, Cranford, New Jersey 07016
          -----------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisition or Disposition of Assets


         On July 16, 1999, HumaScan Inc. ("HumaScan") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") with Daryl J. Kollman and Marta C. Kollman (together, the "Kollmans"). The Reorganization Agreement provides for the exchange ("Exchange") of all of the outstanding shares of The New Earth Company, Inc. ("Earth Company") and The New Algae Company, Inc. ("Algae Company" and, together with Earth Company, the "Companies") for shares of HumaScan common stock and HumaScan preferred stock that together will represent approximately 92.049% of the outstanding HumaScan Common Stock (including the HumaScan Common Stock issuable upon conversion of the HumaScan preferred stock) after the closing of the Exchange.

         The following summary of the terms of the Reorganization Agreement and certain related agreements is qualified in its entirety by the actual agreements, copies of which are filed as exhibits to this report.

Consideration

         Under the terms of the Reorganization Agreement, upon consummation of the Exchange, the Kollmans will transfer to HumaScan (i) an aggregate of 100 shares of voting common stock and 900 shares of non-voting common stock of Earth Company and (ii) an aggregate of 100 shares of voting common stock and 900 shares of non-voting common stock of Algae Company, and HumaScan will transfer to the Kollmans (iii) an aggregate of 13,000,000 shares of common stock of HumaScan and (iv) an aggregate of 748,507 shares of Series B Preferred Stock ("Preferred Stock") of HumaScan. Each share of Preferred Stock will convert automatically into 108.520993 shares of HumaScan common stock (an aggregate of 81,228,723 shares) upon the effectiveness of either (i) a reverse stock split of the HumaScan common stock that would provide a sufficient number of authorized but unissued shares of HumaScan common stock to allow for the conversion of all of the Preferred Stock or (ii) an amendment of HumaScan's certificate of incorporation to provide for a sufficient number of authorized but unissued shares of HumaScan common stock to allow for the conversion of all of the Preferred Stock. HumaScan's certificate of incorporation currently authorizes HumaScan to issue 25,000,000 shares of HumaScan common stock. As of July 16, 1999, HumaScan had outstanding 8,139,070 shares of HumaScan common stock and had reserved 2,589,107 shares of HumaScan common stock for issuance upon the exercise of outstanding options and warrants or pursuant to HumaScan's 1996 Stock Incentive Plan. It is anticipated that some time after the Exchange HumaScan will either effect a reverse stock split or amend its certificate of incorporation to provide a sufficient number of shares of HumaScan common stock to permit the conversion of all of the Preferred Stock. Holders of shares of Preferred Stock also will have voting, dividend and liquidation rights with respect to such shares equivalent to the voting, dividend and liquidation rights that a holder of the number of shares of HumaScan common stock into which their Preferred Stock is convertible would have. Assuming the conversion of all of the shares of Preferred Stock, the Preferred Stock and the HumaScan common stock to be issued to the Kollmans together would represent approximately 92.049% of the outstanding HumaScan common stock.

Management

         The following persons will be elected as the directors of HumaScan upon the closing of the Exchange:

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         Marta C. Kollman
         Justin Strauss
         Donald P. Hateley
         Donald M. Anderson
         Gerald L. Olson
         Christopher J.M. Blaxland

Elizabeth E. Tallett, Christopher J.M. Blaxland, Jack L. Rivkin, John F. Sasen, Sr., Udi Toledano and Kenneth S. Hollander are currently executive officers and/or directors of HumaScan. Upon the closing of the Exchange, each of these persons other than Mr. Blaxland will resign from their positions. Mr. Blaxland will resign as an executive officer but remain as a director of HumaScan.

         Concurrently with the closing of the Exchange, HumaScan will pay Andromeda Enterprises, Inc. ("Andromeda"), in consideration for its services rendered to HumaScan in connection with the Exchange, a cash fee of $24,000 (the "Andromeda Fee") and will issue to Andromeda or its designees warrants to purchase 1,085,209 shares of HumaScan common stock exercisable at $0.1229 per share (the "Andromeda Warrants"). Udi Toledano is the president and, with his wife, owns 100% of Andromeda. Also concurrently with the closing, HumaScan will issue to Hateley & Hampton or its designees and Wharton Capital Partners, Ltd. warrants to purchase 3,255,629 shares and 2,897,508 shares, respectively, of HumaScan common stock exercisable at $0.0069 per share (the "H&H and Wharton Warrants") and will pay Wharton, in consideration of its services rendered in connection with the Exchange, a cash fee of $100,000 (the "Wharton Fee"). Donald
P. Hateley is the managing partner of Hateley & Hampton.

Covenants

         The Reorganization Agreement contains usual and customary covenants with respect to the operation of the business of the Companies until the closing, including the requirements that the Companies conduct their operations in the normal course, use their best efforts to keep available the services of the current employees and preserve the current relationships with their customers and other persons with which they have significant business relations, permit reasonable access to HumaScan for due diligence purposes, and hold in confidence all information received from HumaScan, subject to customary exceptions.

         Other specific covenants of the Kollmans include, but are not limited to, the following: (i) as soon as practicable after the date of the Reorganization Agreement, the Kollmans are required to deliver to HumaScan a lien search of each of the Companies and (ii) prior to the closing of the Exchange, the Kollmans are required to cause the Companies to repay approximately $1.7 million of indebtedness to certain third parties.

         The Merger Agreement also contains covenants of HumaScan to conduct its business consistent with the goal of consummating the Exchange and terminating its business operations; permit reasonable access to the Kollmans for due diligence purposes; and hold in confidence all information received from the Kollmans, subject to customary exceptions.

         Other specific covenants of HumaScan include (i) HumaScan is required to file an information statement pursuant to Rule 14f-1 under the Securities Act and mail it to HumaScan's stockholders not less than 10 days prior to the closing of the Exchange, (ii) as soon as practicable after the date of the Reorganization Agreement HumaScan is required to deliver to the Kollmans a lien search of HumaScan, (iii) as soon as practicable after the date of the


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

Reorganization Agreement HumaScan is required to file reports on Form 10-KSB for the year ended December 31, 1998 and on Form 10-QSB for the quarters ended March 31, 1999 and June 30, 1999, and (iv) concurrently with the closing, HumaScan is required to issue the Andromeda Warrants and the H&H and Wharton Warrants and pay the Andromeda Fee and the Wharton Fee.

Conditions to the Exchange

         The Exchange is subject to a number of conditions, including the requirement that each of the parties comply with all of the covenants to be complied with by such party prior to the closing of the Exchange. There are a number of other usual and customary conditions that must be satisfied before the Exchange can occur.

Exclusivity

         Under the terms of the Reorganization Agreement, the Company cannot, except in the limited circumstances described below, solicit, institute, initiate, pursue or enter into any inquiries, discussions, proposals or negotiations with any person concerning any merger, sale of all the assets, tender offer, sale of shares of stock or similar transaction involving HumaScan or disclose, directly or indirectly, any information not customarily disclosed to the public concerning HumaScan, afford to any other person access to the properties, books or records of HumaScan, or otherwise assist any person preparing to make or who has made such an offer, or enter into any agreement with any third party providing for a business combination transaction, or sale of all assets of HumaScan.

         Notwithstanding the foregoing, in the event that there is an unsolicited proposal to enter into a merger, business combination, purchase of substantially all the assets or similar transaction of or with HumaScan, HumaScan, at its discretion, may furnish to and communicate with the party or parties public and non-public information requested by them and HumaScan may negotiate with these parties in good faith in respect of any of these proposals, if its board of directors determines that the failure to provide information to or negotiate with the party or parties may constitute a breach of their fiduciary duties as directors of HumaScan to the stockholders of HumaScan. HumaScan will give the Kollmans notice of the occurrence of any of the foregoing events.

Indemnity

         Pursuant to the terms of the Reorganization Agreement, the Kollmans, on the one hand, and HumaScan, on the other hand (each of HumaScan and the Kollmans (as a group) being referred to herein as an "Indemnitor"), have agreed to indemnify the other for (i) breach of the representations, warranties and covenants under the Reorganization Agreement, and (ii) the operation of HumaScan's business prior to the closing of the Exchange. Any claim for indemnity must be made prior to the second anniversary of the closing of the Exchange, except that claims for breach of representations and warranties relating to environmental, health and safety matters, Year 2000 compliance and disclosure matters are not subject to any contractual time limitation and claims relating to tax matters must be made prior to one year after the expiration of the applicable statute of limitations. No indemnity payment will be made unless the aggregate of all amounts for which indemnity would otherwise be owed by such Indemnitor exceeds $250,000, and then, only for amounts in excess of $250,000. Any indemnification payments made after the closing of the Exchange will be deemed an adjustment to the consideration paid in the Exchange and will require the Kollmans to return shares of HumaScan common stock valued at the average of


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

the closing prices of the HumaScan common stock for the 30 trading days ending on the second trading day prior to the date of such indemnification payment.

Termination

         The transactions contemplated by the Reorganization Agreement may be terminated under the following limited circumstances:

         1.       By mutual written consent of HumaScan and the Kollmans;

         2. By either the Kollmans or HumaScan if, without fault of such terminating party, the Exchange is not consummated on or prior to August 31, 1999; or

         3. By either the Kollmans or HumaScan (if the terminating party is not then in material breach of its obligations under the Reorganization Agreement) if (i) a material default or breach is made by the other party with respect to the due and timely performance of any of its obligations contained in the Reorganization Agreement and such default cannot be cured within a reasonable period of time, or (ii) if any of the other party's representations and warranties (a) made without any materiality standard, are not true and correct in all material respects as of the date the Reorganization Agreement was executed and as of the closing date or (b) made with any materiality standard, are not true and correct in all respects as of the date the Reorganization Agreement was executed and as of the closing date, provided that the inaccuracies of any such representations or warranties will not give rise to the right to terminate unless the inaccuracies, taken as a whole, do not reflect and would not have a material adverse effect on the results of operations, financial condition, business, assets or prospects of either HumaScan, on the one hand, or the Companies, on the other hand.

         If the Merger Agreement is terminated because there has been a material default or breach by one of the parties with respect to the due and timely performance of any of its obligations that cannot be cured within 30 days, or there has been any breach of any representation or warranty in a material respect, then the non-terminating party shall, within five days of termination, pay or reimburse the terminating party for all the documented out-of-pocket reasonable fees and expenses incurred by the terminating party (including the reasonable fees and expenses of its counsel, accountants, consultants and advisors) in connection with the Reorganization Agreement and the transactions contemplated by the Reorganization Agreement. Unless such termination is with respect to a breach of a representation or warranty deemed to be made at the closing (as opposed to upon execution of the Reorganization Agreement) and such breach was caused by factors within the control of the non-terminating party, then the terminating party's right to pursue all legal remedies for breach of contract or otherwise, including damages, will survive such termination unimpaired.


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


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)      Financial Statements

                  The Company will file the required financial statements within 60 days of the last date on which its report on Form 8-K is required to be filed.

         (b)      Pro Forma Financial Statements

                  The Company will file the required pro forma financial statements within 60 days of the last date on which its report on Form 8-K is required to be filed.

         (c)      Exhibits

                Exhibit Number         Description
                --------------         ------------

                     2.1 Agreement and Plan of Reorganization, dated July 16, 1999, among the Company, Daryl J. Kollman and Marta C. Kollman (without schedules and exhibits)

                     3.1 Form of Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company

                     4.1 Form of warrants to purchase shares of Common Stock to be issued to Andromeda Enterprises, Inc. or its designees, Hateley & Hampton or its designees and Wharton Capital Partners, Ltd.

                     27.1              Financial Data Schedule (to be filed by
                                       amendment)

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 2, 1999                    HUMASCAN, INC.
                                         ------------------------------------
                                         (Registrant)


                                         /s/ Christopher J.M. Blaxland
                                         -------------------------------------
                                         Christopher J.M. Blaxland
                                         Chief Executive Officer and President


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


                                  EXHIBIT INDEX

     Exhibit Number          Description
     --------------          -----------

          2.1 Agreement and Plan of Reorganization, dated July 16, 1999, among the Company, Daryl J. Kollman and Marta C. Kollman (without schedules and exhibits)

          3.1 Form of Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company

          4.1 Form of warrants to purchase shares of Common Stock to be issued to Andromeda Enterprises, Inc. or its designees, Hateley & Hampton or its designees and Wharton Capital Partners, Ltd.

          27.1               Financial Data Schedule (to be filed by amendment)






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